INCOME TAXES	12 Months Ended
Dec. 31, 2015
INCOME TAXES
INCOME TAXES

Note 8—INCOME TAXES

As of December 31, 2015, Lpath had federal and California net operating loss (“NOL”) carryforwards of approximately $82 million and $74 million, respectively, that will expire beginning in 2016 and continue expiring through 2035. Portions of these NOL carryforwards may be used to offset future taxable income, if any.

As of December 31, 2015, Lpath also has federal and California research and development tax credit carryforwards of $1.8 million and $0.8 million, respectively, available to offset future taxes. The federal credits begin expiring in 2016, and the state credits do not expire.

The company's ability to use its net operating loss and research and development credit carryforwards may be substantially limited due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended, as well as similar state provisions.  The company has not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since the Company became a “loss corporation” under the definition of Section 382.  Due to the existence of the valuation allowance, it is not expected that any possible limitation will have an impact on the results of operations or financial position of the company.

Significant components of the company’s deferred tax assets and liabilities are as follows:

	2015	2014
Deferred tax assets:
Federal and state net operating loss carryforwards	$34,568,000	$30,935,000
Research and development credit carryforwards	2,609,000	1,812,000
Stock-based compensation	718,000	1,729,000
Deferred contract revenue	—	54,000
Other, net	63,000	149,000
	37,958,000	34,679,000
Deferred tax liabilities:
State taxes	(2,540,000)	(2,459,000)
Patent costs	(913,000)	(958,000)
	(3,453,000)	(3,417,000)
Total deferred tax assets	34,505,000	31,262,000
Valuation allowance	(34,505,000)	(31,262,000)
Net deferred tax assets	$—	$—

Realization of the deferred tax assets is dependent upon the generation of future taxable income, the amount and timing of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance.

As a result of the company’s significant operating loss carryforwards and the corresponding valuation allowance, no income tax provision/benefit has been recorded as of December 31, 2015 and 2014. The provision for income taxes using the statutory federal income tax rate of 34% as compared to the company’s effective tax rate is summarized as follows:

	2015	2014
Federal tax benefit at statutory rate	$3,404,000	$5,629,000
State tax benefit, net	721,000	1,028,000
Change in fair value of warrants	289,000	425,000
Research and development credits	596,000	—
Employee stock-based compensation	(1,764,000)	(56,000)
Other permanent differences	(3,000)	9,000
Decrease in valuation allowance	(3,243,000)	(7,035,000)
Provision for income taxes	$—	$—